Investments In Associates And Joint Ventures, Other Investments And Non-Current Accounts Receivable - Summary of Other Investments and Non-current Accounts Receivable (Parenthetical) (Detail) - USD ($)
$ in Millions
	Dec. 31, 2022	Dec. 31, 2021
Miscellaneous non-current assets [abstract]
Accounts receivable from investees and joint ventures	$ 33	$ 21
Advances to suppliers of fixed assets	58	35
Employee prepaid compensation	12	7
Warranty deposits	$ 21	$ 27